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                                                                       EXHIBIT 2

CUSIP No. 4432P 10 1

                        AGREEMENT CONCERNING JOINT FILING
                                 OF SCHEDULE 13G

                  The undersigned agree as follows:

                  (i) each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

                  (ii) each of them is responsible for the timely filing of such
Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

                  Dated February 17, 2004

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                               V. PREM WATSA

                               /s/ V. Prem Watsa
                               -------------------------------------------------

                               1109519 ONTARIO LIMITED

                               By: /s/ V. Prem Watsa
                                   ---------------------------------------------
                                   Name: V. Prem Watsa
                                   Title: President

                               THE SIXTY TWO INVESTMENT COMPANY
                               LIMITED

                               By: /s/ V. Prem Watsa
                                   ---------------------------------------------
                                   Name: V. Prem Watsa
                                   Title: President

                               810679 ONTARIO LIMITED

                               By: /s/ V. Prem Watsa
                                   ---------------------------------------------
                                   Name: V. Prem Watsa
                                   Title: President

                               FAIRFAX FINANCIAL HOLDINGS LIMITED

                               By: /s/ Eric P. Salsberg
                                   ---------------------------------------------
                                   Name: Eric P. Salsberg
                                   Title: Vice President, Corporate Affairs

                               CLEARWATER INSURANCE COMPANY

                               By: /s/ Donald L. Smith
                                   ---------------------------------------------
                                   Name: Donald L. Smith
                                   Title: Senior Vice President

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                               MARKEL INSURANCE COMPANY OF CANADA

                               By: /s/ V. Prem Watsa
                                   ---------------------------------------------
                                   Name: V. Prem Watsa
                                   Title: Director

                               COMMONWEALTH INSURANCE COMPANY

                               By: /s/ V. Prem Watsa
                                   ---------------------------------------------
                                   Name: V. Prem Watsa
                                   Title: Director

                               LOMBARD GENERAL INSURANCE COMPANY OF CANADA

                               By: /s/ V. Prem Watsa
                                   ---------------------------------------------
                                   Name: V. Prem Watsa
                                   Title: Director